SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2003

                                NCRIC Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-25505                 52-2134774
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                              20007
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The following Exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99 Updated market share information for 2002 as compiled and published by A.M. Best Company


Item 9.  Regulation FD Disclosure

         A.M. Best Company has compiled and published updated market share information for medical professional liability insurance for 2002. The updated market share information with respect to the markets in which NCRIC Group, Inc. operates is included as Exhibit 99 to this report.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          NCRIC GROUP, INC.



DATE: July 29, 2003                    By: /s/ Rebecca B. Crunk
                                          --------------------------------------
                                          Rebecca B. Crunk
                                          Senior Vice President and Chief
                                          Financial Officer


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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit No.                           Description

            99 Updated market share information with respect to NCRIC Group, Inc. for 2002 based on information compiled and published by A.M. Best Company.